Exhibit 10.3

Warrant – No.: [•]

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

EDGEPOINT AI, INC.

COMMON STOCK PURCHASE WARRANT

______________ (Date)

THIS COMMON STOCK PURCHASE WARRANT (this “Warrant”) to purchase the common stock (the “EdgePoint Common Stock”) of EdgePoint AI, Inc. (“EdgePoint”), a corporation duly organized and validly existing under the laws of Delaware (the “Company”), is issued to the Holder (as defined below). The Company is a wholly-owned subsidiary of Mateon Therapeutics, Inc. “Mateon”). This Warrant is issued to the Holder as part of a unit purchased by the Holder from Mateon pursuant to which the Holder is also purchasing notes from Mateon convertible into shares of Mateon common stock (the “Mateon Common Stock”) and shares of EdgePoint Common Stock, and warrants, including this Warrant, to purchase shares of Edgemont Common Stock (the “Company Warrants”) and warrants to purchase shares of Mateon Common Stock, (the “Offering”).

FOR VALUE RECEIVED, the Company hereby certifies that the registered holder hereof, [●], with an address at [●], and the Holder’s successors and assigns (the “Holder”), is entitled to purchase from the Company [●] duly authorized, validly issued, fully paid and nonassessable shares of EdgePoint Common Stock, at a purchase price equal to $1.00 per share, as may be adjusted pursuant to the anti-dilution provisions set forth herein (the “Warrant Price”). The Holder is registered on the records of the Company regarding registration and transfer of the Warrant (the “Warrant Register”) and is the owner and Holder thereof for all purposes, except as described in Section 13 hereof.

1. Warrant Exercise. This Warrant shall be immediately exercisable on the date hereof.

2. Expiration or Partial Expiration of Warrant. This Warrant shall expire on the earlier of the date that is three years after the initial closing date of the Offering or as set forth in the balance of this Section (the “Expiration Date”). Each time warrants to purchase Mateon common stock included in the Offering are exercised a comparable number of Company Warrants, or parts thereof, will terminate. Accordingly, this Warrant will terminate or partially terminate so that the number of Warrant Shares issuable upon exercise of this Warrant may be reduced in conformance with that requirement as determined by Mateon. Mateon will notify the Holder in the event that this Warrant terminates or is partially terminated based thereon.

Appendix C-1

Common Stock Purchase Warrant

Issued by EdgePoint AI, Inc.

3. Exercise of Warrant. This Warrant shall be exercisable pursuant to the terms of Section 1 and this Section 3 hereof.

3.1 Manner of Exercise. This Warrant may only be exercised by the Holder hereof, in accordance with the terms and conditions hereof, in whole or in part with respect to any portion of this Warrant, into shares of Common Stock (the “Warrant Shares”), during normal business hours on any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York, New York are authorized by law to be closed (a “Business Day”) on or prior to the Expiration Date with respect to such portion of this Warrant, by surrender of this Warrant to Mateon at its office maintained pursuant to Section 12.2(a) hereof, accompanied by an exercise notice (the “Exercise Notice”) in substantially the form attached to this Warrant as Exhibit A (or a reasonable facsimile thereof) duly executed by the Holder, together with the payment of the Warrant Price.

Anything to the contrary notwithstanding, in no event shall the Holder be entitled to exercise any portion of this Warrant in excess of that portion of this Warrant upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and the Holder’s affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrant or the unexercised or unconverted portion of any other of the Company’s securities subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of the portion of this Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock (the “Ownership Limitation”). Beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), and Regulations 13D - G thereunder; provided, further, that the limitations on exercised may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Company, and the provisions of the exercise limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

3.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 3.1 hereof, and, at such time, the corporation, association, partnership, organization, business, individual, government or political subdivision thereof or a governmental agency (a “Person” or the “Persons”) in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon exercise as provided in Section 3.3 hereof shall be deemed to have become the holder or holders of record thereof.

Appendix C-2

Common Stock Purchase Warrant

Issued by EdgePoint AI, Inc.

3.3 Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the Company’s transfer agent (the “Transfer Agent”) to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is then a participant in such system and there is an effective Registration Statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder, and otherwise by physical delivery to the address specified by the Holder in the Exercise Notice by the date that is three Business Days after the latest of (A) the delivery to the Company of the Exercise Notice, (B) surrender of this Warrant and (C) payment of the aggregate Exercise Price as set forth above (such date, the “Warrant Share Delivery Date”). If the Company fails for any reason to deliver to the Holder certificates evidencing the Warrant Shares via the DWAC system or a certificate, or certificates, subject to an Exercise Notice by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the closing price of the Common Stock on the date of the applicable Exercise Notice), $10 per Business Day (increasing to $20 per Business Day on the fifth Business Day after such liquidated damages begin to accrue) for each Business Day after such Warrant Share Delivery Date until such certificates are delivered or the Holder rescinds such exercise.

3.4 Rescission Rights. If the Company fails to cause the Transfer Agent to transmit the Warrant Shares to the Holder via the DWAC system or a certificate or certificates representing the Warrant Shares pursuant to Section 3.3 by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

3.5 Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit the Warrant Shares to the Holder via the DWAC system or a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date as provided in Section 3.3 above, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares that the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, reasonable evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

Appendix C-3

Common Stock Purchase Warrant

Issued by EdgePoint AI, Inc.

3.6 Partial Exercise. In case exercise is in part only, a new Warrant of like tenor, dated the date hereof and calling in the aggregate on the face thereof for the number of Warrant Shares equal to the number of Warrant Shares called for on the face of this Warrant minus the number of Warrant Shares designated by the Holder upon exercise as provided in Section 3.1 hereof (without giving effect to any adjustment thereof).

3.7 Company to Reaffirm Obligations. The Company will, at the time of each exercise of this Warrant and upon the written request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder all rights (including without limitation any rights to registration of the Warrant Shares issued upon exercise) to which the Holder shall continue to be entitled after exercise in accordance with the terms of this Warrant; provided, however, that if the Holder shall fail to make a request, the failure shall not affect the continuing obligation of the Company to afford the rights to such Holder.

4. Warrant Adjustments.

The Warrant Price and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment with respect to events after the date hereof as follows:

(a) Adjustment for Change in Capital Stock. Except as provided in Subsection 4(b) below, if the Company shall (i) declare a dividend on its outstanding Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock, or (iii) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each such case the Warrant Price in effect immediately prior to such action shall be adjusted so that if this Warrant is thereafter exercised, the Holder may receive the number and kind of shares which it would have owned immediately following such action if it had exercised this Warrant immediately prior to such action. Such adjustment shall be made successively whenever such an event shall occur. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision or reclassification. If after an adjustment the Holder upon exercise of this Warrant may receive shares of two or more classes of capital stock of the Company, the Company’s Board of Directors, in good faith, shall determine the allocation of the adjusted Warrant Price between the classes of capital stock. After such allocation, the Warrant Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 4.

(b) Number of Shares. Upon each adjustment of the Warrant Price as a result of the calculations made in Subsection 4(a) above, this Warrant shall thereafter evidence the right to purchase, at the adjusted Warrant Price, that number of shares (calculated to the nearest one- hundredth) obtained by dividing (i) the product obtained by multiplying the number of shares issuable upon exercise of this Warrant prior to adjustment of the number of shares by Warrant Price in effect prior to adjustment of the Warrant Price by (ii) the Warrant Price in effect after such adjustment of the Warrant Price.

Appendix C-4

Common Stock Purchase Warrant

Issued by EdgePoint AI, Inc.

(c) Transactions Not Requiring Adjustments. No adjustment need be made for a transaction referred to in Subsection 4(a) if the Holder is permitted to participate in the transaction on a basis no less favorable than any other party and at a level, which would preserve the Holder’s percentage equity participation in the Common Stock upon exercise of this Warrant.

(d) Action to Permit Valid Issuance of Common Stock. Before taking any action which would cause an adjustment reducing the Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of this Warrant, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Warrant Price.

(e) Minimum Adjustment. No adjustment in the Warrant Price shall be required if such adjustment is less than $0.05; provided, however, that any adjustments, which by reason of this Subsection 4 (e) are not required to be made, shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Warrant Price, in addition to those required by this Subsection 4(e), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

(f) Referral of Adjustment. In any case in which this Section 4 shall require that an adjustment in the Warrant Price be made effective as of a record date for a specified event (the “Exercise Event”), if this Warrant shall have been exercised after such record date, the Company may elect to defer until the occurrence of the Exercise Event issuing to the Holder the shares, if any, issuable upon the Exercise Event over and above the shares, if any, issuable upon such exercise on the basis of the Warrant Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder’ right to receive such additional shares upon the occurrence of the Exercise Event.

(g) Number of Shares. Upon each adjustment of the Warrant Price as a result of the calculations made in Subsection 4(a), this Warrant shall thereafter evidence the right to purchase, at the adjusted Warrant Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (i) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Warrant Price in effect prior to adjustment of the Warrant Price by (ii) the Warrant Price in effect after such adjustment of the Warrant Price.

(h) Notice of Adjustments. Whenever the Warrant Price is adjusted, the Company shall promptly mail to the Holder a notice of the adjustment together with a certificate from the Company’s Chief Financial Officer or Treasurer briefly stating (i) the facts requiring the adjustment, (ii) the adjusted Warrant Price and the manner of computing it, and (iii) the date on which such adjustment becomes effective. The certificate shall be prima facia evidence that the adjustment is correct, absent manifest error.

Appendix C-5

Common Stock Purchase Warrant

Issued by EdgePoint AI, Inc.

(i) Reorganization of Company. If the Company is a party to a merger, consolidation or a transaction in which (i) the Company transfers or leases substantially all of its assets; (ii) the Company reclassifies or changes its outstanding Common Stock; or (iii) the Common Stock is exchanged for securities, cash or other assets, the Person who is the transferee or lessee of such assets or is obligated to deliver such securities, cash or other assets shall assume the terms of this Warrant. If the issuer of securities deliverable upon exercise of this Warrant is an affiliate of the surviving, transferee or lessee corporation, that issuer shall join in such assumption. The assumption agreement shall provide that the Holder may exercise this Warrant into the kind and amount of securities, cash or other assets which it would have owned immediately after the consolidation, merger, transfer, lease or exchange if it had exercised this Warrant immediately before the effective date of the transaction. The assumption agreement shall provide for adjustments that shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 4. The successor company shall mail to the Holder a notice briefly describing the assumption agreement. If this Subsection 4(i) applies, Subsection 4(a) above does not apply. Notwithstanding the forgoing, in the event of a reorganization of the Company, the Company shall have the right to purchase this Warrant equal to the difference between the exercise price, as adjusted, if any, and the equivalent value of share of Common Stock determined in the Reorganization by the Company’s Board of Directors.

(j) Dissolution, Liquidation. In the event of the dissolution or total liquidation of the Company, then after the effective date thereof, this Warrant and all rights thereunder shall expire.

(k) Notices. If (i) the Company takes any action that would require an adjustment in the Warrant Price pursuant to this Section 4; or (ii) there is a liquidation or dissolution of the Company, the Company shall mail to the Holder a notice stating the proposed record date for a distribution or effective date of a reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

5. Fractional Shares. If the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted pursuant to Section 4 hereof, the Company shall nevertheless not be required to issue fractions of shares upon exercise of this Warrant or otherwise, or to distribute certificates that evidence fractional shares. Instead the Company will issue cash in the amount equal to the fractional share times the Current Market Price calculated to the nearest penny.

6. Right to Registration. The Holder has the right to require the Company to register the Warrant Shares under the Securities Act of 1933 (the “Act”) in accordance with the terms of an agreement (the “Registration Rights Agreement”) dated as of the date hereof between the Company and the Holders. The date on which the first Registration Statement filed pursuant to the Registration Rights Agreement is declared effective by the Commission is herein referred to as the “Effective Date.”

Appendix C-6

Common Stock Purchase Warrant

Issued by EdgePoint AI, Inc.

7. No Dilution or Impairment.

7.1 Actions to Permit Issuance of Warrant Shares. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all of the terms and in the taking of all actions necessary or appropriate in order to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of Common Stock receivable upon the exercise of the Warrants to exceed the amount payable therefor upon exercise, (b) will take all actions necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrants, and (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock issuable after the action upon the exercise of the Warrant would exceed the total number of shares of Common Stock then authorized by the Company’s certificate of incorporation and available for the purpose of issuance upon exercise.

7.2 Acknowledgement of Company’s Obligations. The Company acknowledges that its obligation to issue shares of Common Stock issuable upon exercise of the Warrants is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of other stockholders.

8. Chief Financial Officer’s Report as to Adjustments. In the case of any adjustment or re-adjustment in the shares of Common Stock issuable upon the exercise of the Warrants, the Company at its expense will promptly compute the adjustment or re-adjustment in accordance with the terms of the Warrants and cause its Chief Financial Officer or Treasurer to certify the computation (other than any computation of the fair value of property as determined in good faith by the Board of Directors of the Company) and prepare a report setting forth the adjustment or re-adjustment and showing in reasonable detail the method of calculation thereof and the facts upon which the adjustment or re-adjustment is based, including a statement of (a) the number of shares of Common Stock outstanding or deemed to be outstanding and (b) the Warrant Price in effect immediately prior to the deemed issuance or sale and as adjusted and re-adjusted (if required by Section 4 hereof) on account thereof. The Company will forthwith mail a copy of each report to the Holder and will, upon the written request at any time of the Holder, furnish to the Holder a like report setting forth the Warrant Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all reports at its office maintained pursuant to Section 12.2(a) hereof and will cause them to be available for inspection at the office during normal business hours upon reasonable notice by the Holder or any prospective purchaser of the Warrants designated by the Holder.

Appendix C-7

Common Stock Purchase Warrant

Issued by EdgePoint AI, Inc.

9. Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, free from all taxes, liens and charges with respect to the issue thereof and not be subject to preemptive rights or other similar rights of stockholders of the Company, solely for the purpose of effecting the exercise of the Warrants, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise thereof, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the Warrants, in addition to such other remedies as shall be available to the Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the number of authorized shares of the Company’s Common Stock. All shares of Common Stock issuable upon exercise of the Warrants shall be duly authorized and, when issued upon exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each securities exchange, if any, on which the other shares of outstanding Common Stock of the Company are then listed.

10. Listing. The Holder is aware that the Company’s Common Stock is not currently traded publically and, accordingly is not listed on any national securities exchange or inter-dealer quotation system and no assurance can be given that it ever will be. In the event that it ever should should list its Common Stock on a national securities exchange or inter-dealer quotation system it shall at all times thereafter comply in all respects with the Company’s reporting, filing and other obligations under the by-laws or rules of each national securities exchange or inter- dealer quotation system, if any, upon which shares of Common Stock are then listed and shall list the shares issuable upon the exercise of the Warrants on such national securities exchange or inter-dealer quotation system, if any, it being understood that the Company has no current plans to list its securities on any securities exchange or inter-dealer quotation system.

11. Investment Representations: Restrictions on Transfer.

11.1 Investment Representations. The Holder acknowledge that the Warrants and the Warrant Shares have not been and, except as otherwise provided herein, will not be registered under the Act or qualified under applicable state securities laws and that the transferability thereof is restricted by the registration provisions of the Act as well as such state laws. The Holder represents that it is acquiring this Warrant and will acquire the Warrant Shares for its own account, for investment purposes only and not with a view to resale or other distribution thereof, nor with the intention of selling, transferring or otherwise disposing of all or any part of such securities for any particular event or circumstance, except selling, transferring or disposing of them upon full compliance with all applicable provisions of the Act, the Exchange Act, the Rules and Regulations promulgated by the Commission thereunder, and any applicable state securities laws. The Holder further understands and agrees that (i) neither the Warrants nor the Warrant Shares may be sold or otherwise transferred unless they are subsequently registered under the Act and qualified under any applicable state securities laws or, in the opinion of counsel reasonably satisfactory to the Company, an exemption from such registration and qualification is available; (ii) any routine sales of the Company’s securities made in reliance upon Rule 144 promulgated by the Commission under the Act, can be effected only pursuant to the terms and conditions of that Rule, including applicable holding periods and timely filing requirements with the Commission for the Company; and (iii) except as otherwise set forth herein, the Company is under no obligation to register the Warrants or the Warrant Shares on its behalf or to assist it in complying with any exemption from registration under the Act. The Holder agrees that each certificate representing any Warrant Shares for which the Warrants may be exercised will bear on its face a legend in substantially the following form:

These securities have not been registered under the Securities Act of 1933 or qualified under any state securities laws. They may not be sold, hypothecated or otherwise transferred in the absence of an effective registration statement under that Act or qualification under applicable state securities laws without an opinion counsel reasonably acceptable to the Company that such registration and qualification are not required.

Appendix C-8

Common Stock Purchase Warrant

Issued by EdgePoint AI, Inc.

11.2 Notice of Proposed Transfer; Opinion of Counsel. Prior to any transfer of any securities that are not registered under an effective registration statement under the Act (“Restricted Securities”), the Holder will give written notice to the Company of the Holder’s intention to affect a transfer and to comply in all other respects with this Section 11.2. Each notice (a) shall describe the manner and circumstances of the proposed transfer, and (b) shall designate counsel for the Holder giving the notice (who may be in-house counsel for the Holder). The Holder giving notice will submit a copy thereof to the counsel designated in the notice. The following provisions shall then apply:

(i) If in the opinion of counsel for the Holder reasonably satisfactory to the Company the proposed transfer (i.e. private sale of Restricted Securities) may be effected without registration of Restricted Securities under the Act (which opinion shall state the bases for the legal conclusions reached therein), the Holder shall thereupon be entitled to transfer the Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. Each certificate representing the Restricted Securities issued upon or in connection with any transfer shall bear the restrictive legends required by Section 11.1 hereof.

(ii) If the opinion called for in (i) above is not delivered, the Holder shall not be entitled to transfer the Restricted Securities until either (x) receipt by the Company of a further notice from such Holder pursuant to the foregoing provisions of this Section 11.2 and fulfillment of the provisions of clause (i) above, or (y) such Restricted Securities have been effectively registered under the Act.

11.3 Termination of Restrictions. The restrictions imposed by this Section 11 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities: (a) which Restricted Securities shall have been effectively registered under the Act, or (b) when, in the opinions of both counsel for the holder thereof and counsel for the Company, which opinion shall not be unreasonably withheld, such restrictions are no longer required in order to insure compliance with the Act or Section 11 hereof. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by Section 11.1 hereof.

Appendix C-9

Common Stock Purchase Warrant

Issued by EdgePoint AI, Inc.

12. Ownership, Transfer and Substitution of Warrant.

12.1 Ownership of Warrant. The Company may treat the Holder, in whose name this Warrant is registered to in the Warrant Register maintained pursuant to Subsection 12.2(b) hereof, as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned by a notice in substantially the form attached to this Warrant as Exhibit B (or a reasonable facsimile thereof) duly executed by the holder thereof in blank, the Company shall treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Section 11 hereof, this Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

12.2 Office; Transfer and Exchange of Warrant.

(a) Mateon will maintain an office (which may be an agency maintained at a bank) at 29397 Agoura Road, Suite 107, Agoura Hills, California 91301 (until the Company notifies the Holder of any change of location of the office) where notices, presentations and demands in respect of the may be made upon it.

(b) The Company shall cause to be kept at its office maintained pursuant to Subsection 12.2(a) hereof a Warrant Register for the registration and transfer of the Warrants. The names and addresses of holders of the Warrants, the transfers thereof and the names and addresses of transferees of the Warrants shall be registered in such Warrant Register. The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of such Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

(c) Upon the surrender of a Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Subsection 12.2(a) hereof, the Company at its expense will (subject to compliance with Section 11 hereof, if applicable) execute and deliver to or upon the order of the Holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

12.3 Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a Warrant and, in the case of any such loss, theft or destruction of a Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any mutilation, upon surrender of a Warrant for cancellation at the office of the Company maintained pursuant to Subsection 12.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

Appendix C-10

Common Stock Purchase Warrant

Issued by EdgePoint AI, Inc.

13. No Rights or Liabilities as Stockholder. Except as may otherwise be provided herein, no Holder shall be entitled to vote or receive dividends or be deemed the holder of any shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until such Holder’s Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein. The Holder will not be entitled to share in the assets of the Company in the event of liquidation, dissolution or the winding up of the Company.

14. Notices. Any notice or other communication in connection with this Warrant shall be deemed to be given if in writing addressed as hereinafter provided and actually delivered at such address: (a) if to any Holder, at the registered address of such holder as set forth in the Warrant Register kept at the office of the Company maintained pursuant to Subsection 12.2(a) hereof, or (b) if to the Company, to the attention of its Chief Financial Officer at its office maintained pursuant to Subsection 12.2(a) hereof; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 3 hereof.

15. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of shares of Common Stock underlying this Warrant upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificate for shares of Common Stock underlying this Warrant in a name other that of the Holder. The Holder is responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving shares of Common Stock underlying this Warrant upon exercise hereof.

16. Warrant Agent. The Company shall serve as warrant agent for the Warrants. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

17. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of California applicable to contracts made and to be performed entirely within such State. Any action, suit or proceeding in connection with this Warrant maybe brought in a federal or state court of record located in Orange County in the State of California, and the Holder and the Company each agrees to submit to the personal jurisdiction of such court and waives any objection which either may have, based on improper venue or forum non conveniens, to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address referred to in Section 15 above and that service so made shall be deemed to be completed upon the earlier of actual receipt or five days after the same shall have been posted to its address. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof. The use herein of the masculine pronouns or similar terms shall be deemed to include the feminine and neuter genders as well and vice versa and the use of the singular pronouns shall be deemed to include the plural as well and vice versa.

(signature page to follow)

Appendix C-11

IN WITNESS WHEREOF, the Company has caused this Common Stock Purchase Warrant to be duly executed as of the date first above written.

EDGEPOINT AI, Inc.

By:
Name:
Title:	President and Chief Executive Officer

Agreed and Accepted:

Name:

Appendix C-12

EXHIBIT A

EXERCISE NOTICE

To Be Executed by the Holder In Order to Exercise Warrants

TO: EdgePoint AI, Inc.

(1) The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

(3) Please issue a certificate or certificates representing the Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

Dated: _________________

Address

Taxpayer Identification Number

Signature

Appendix C-13

EXHIBIT B

[FORM OF ASSIGNMENT]

To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.

FOR VALUE RECEIVED ________________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated: ______________

Signature ________________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

(Insert Social Security or Other Identifying Number of Holder)

Signature Guaranteed

Appendix C-14